UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K /A
Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2012

ECO  BUILDING  PRODUCTS,  INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53875	20-8677788
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

909 West Vista Way, Vista, CA 92083
 (Address of Principal Executive Offices)

760-732-5826
Registrants Telephone Number, including area code

EcoBlu Products, Inc.
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

Dismissal of Independent Accountants

On February 9, 2012, "Effective Date," Eco Building Products, Inc. (the “Company” or "Registrant" dismissed dbbmckennon ("Prior Firm" or "DB") as their independent registered public accounting firm.

DB’s report on the Registrant’s financial statements for the prior fiscal year ended June 30,  as well as the subsequent interim periods through the Effective Date (but not including the quarter ended December 31, 2011 for which no statement or review was obtained from DB), did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles, with the exception of a modification indicating doubt  that the Registrant would continue as a “Going Concern."

DB’s report for the fiscal year ended June 30, 2011 was on the Registrant’s financial statements for said period. No audit procedures were performed by DB subsequent to June 30, 2011 fiscal year end.

The dismissal of the independent registered public accountants was approved by the Registrant’s Board of Directors made effective as of the Effective Date.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, DB did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

The Registrant has requested DB to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

Appointment of New Independent Accountants

Effective as of February 13, 2012, the Board of Directors of the Registrant confirmed the engagement of Sam Kan & Company, Alameda, CA 94502 or SK, as the new independent registered public accounting firm to audit the Registrant’s financial statements.

The Registrant did not consult SK on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging SK.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

Exhibits

16.1       Letter Re change in certifying account (attached)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC.

Date: February 14 , 2012	By:	/s/ Steve Conboy, President
Name: Steve Conboy, President
Title: President
Principal Executive Officer and Principal Financial Officer

Exhibits

16.1        Letter Re change in certifying account (attached)